Armstrong World Industries Investor Presentation August 2024 Exhibit 99.1

Safe Harbor Statement 1. Worthington Armstrong Joint Venture (“WAVE”). Disclosures in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, those relating to future financial and operational results, expected savings from cost management initiatives, the performance of our WAVE1 joint venture, market and broader economic conditions and guidance. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. This includes annual guidance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those projected, anticipated or implied is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Form 10-K and Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”), including our report for the quarterly period ended June 30, 2024. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-Generally Accepted Accounting Principles in the United States (“GAAP”) financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP is included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, July 30, 2024, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.

Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis. We remove the impact of certain discrete expenses and income in certain measures including adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), adjusted diluted earnings per share (“EPS”) and adjusted free cash flow. The Company excludes certain acquisition related expenses (i.e. – impact of adjustments related to the fair value of inventory, contingent third-party professional fees, changes in the fair value of contingent consideration and deferred compensation accruals1 for acquisitions). The Company also excludes all acquisition-related amortization from adjusted net earnings and in calculations of adjusted diluted EPS. Examples of other excluded items have included plant closures, restructuring charges and related costs, impairments, separation costs and other cost reduction initiatives, environmental site expenses and environmental insurance recoveries, endowment level charitable contributions, the impact of defined benefit plan settlements, and certain other gains and losses. The Company also excludes income/expense from its U.S. Retirement Income Plan (“RIP”) in the non-GAAP results as it represents the actuarial net periodic benefit credit/cost recorded. For all periods presented, the Company was not required to and did not make cash contributions to the RIP based on guidelines established by the Pension Benefit Guaranty Corporation, nor does the Company expect to make cash contributions to the plan in 2024. Our tax rate may be adjusted for certain discrete items, which are identified in the footnotes. Investors should not consider non-GAAP measures as a substitute for GAAP measures. Excluding adjusted diluted EPS, non-GAAP figures are rounded to the nearest million and corresponding percentages are based on unrounded figures. Operating Segments: “MF”: Mineral Fiber, “AS”: Architectural Specialties, “UC”: Unallocated Corporate All dollar figures throughout the presentation are in $ millions, except per share data, and all comparisons are versus the applicable prior-year period unless otherwise noted. Figures may not sum due to rounding. 1. The deferred compensation accruals were for cash and stock awards that are recorded over each awards’ respective vesting period, as such payments were subject to the sellers’ and employees’ continued employment with the Company.

Armstrong World Industries, Inc. Leader in the design and manufacturing of innovative ceiling and wall solutions in the Americas FULL YEAR 2023 CONSOLIDATED RESULTS $1,295M Net Sales $5.32 ADJUSTED DILUTED EPS* $263M ADJUSTED FREE CASH FLOW* $430M ADJUSTED EBITDA* EDUCATION 30% TRANSPORTATION 10% OFFICE 30% RETAIL 10% HEALTHCARE 20% *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. | **Based on internal company estimates. | 1. Excluding 7 WAVE facilities in this list. NYSE AWI Net sales $932M Adj. EBITDA* $364M SEGMENT 1: Mineral Fiber Joint Venture Net sales $363M Adj. EBITDA* $66M SEGMENT 2: Architectural Specialties Headquartered in Lancaster, PA For more than 160 years, we have built our business on trust and integrity ~3,500 Employees 19 Operating Facilities1 Key Verticals and contribution to AWI Net Sales**

The Armstrong Purpose Making a positive difference in the spaces where we… LIVE WORK LEARN HEAL PLAY It matters to us, and it matters to our stakeholders

Our workforce will be safe, diverse, inclusive and fulfilled, and we will actively contribute to our local communities. Our electricity will be either directly or indirectly sourced through renewable energy, and we will reduce carbon, GHG waste and water impacts of our products and solutions. We are committed to responsible sourcing and to providing transparency in our products. In addition, we will design our products to minimize waste and pollution, support circularity and contribute to the regeneration of natural systems. Three Pillars guide our sustainability program, each with specific goals and targets. We aim to lead a transformation in the design and building of spaces so that occupants, owners, operators and communities can thrive. Our Approach AWI Sustainability Website Additional Resources: 2024 Sustainability Report Healthy and Circular Products Healthy Planet Thriving People and Communities Sustainability is Integral to Our Success

Creating a Differentiated and Focused Building Products Company 1. AWI Net Sales represents AWI on a Continuing Operations (Americas, ceilings and walls only) basis. | 2. Guidance as issued on July 30, 2024. 2013 2016 2021 2024 Guidance2 Mid-Point Added digital capabilities to better serve our customers Sold International business to focus on the Americas Began expanding AS portfolio with acquisitions Separated from flooring company to focus on ceilings and walls 9% CAGR 6% CAGR 2% CAGR AWI Net Sales1 Pre-Spin Launched innovative energy savings ceilings Completed 11 AS acquisitions since 2017

Unique company in an attractive industry Complementary, high performing segments Strong financial returns Consistent & focused growth strategy Value Creation for Shareholders Why Invest in AWI?

Unique company in an attractive industry Complementary, high performing segments Strong financial returns Consistent & focused growth strategy Value Creation for Shareholders Why Invest in AWI?

Strong and trusted brand Broadest, most innovative product portfolio Specification excellence through deep and long-standing relationships with architects and designers Large manufacturing scale with strong exclusive distribution partners Operational excellence supporting best-in-class service and quality A culture that fosters empowerment, innovation, teamwork and execution across functional areas Consolidated industry structure with exposure to diverse end markets Large Mineral Fiber installed base (est. at ~39 Billion ft2)* generates stable and repeating repair & remodel demand  Highly specified, high-value products with few  cost-effective substitutes Customers demonstrate brand loyalty; rewarding performance, service and innovation  Ceilings are an integral part of evolving solutions to meet increasing demand for total indoor environmental quality Ceiling and wall solutions matter in designing high-performing spaces Uniquely Positioned to Win in an Attractive Category *Based on internal company estimates. Attractive Category Ceilings and wall category has distinctive attributes in the building products industry Why We Win As the industry leader, AWI is advantageously positioned to win within this category

Diverse End Markets Drive Stability Throughout Cycles *12-to-24-month outlook based on internal company estimates and Dodge data and analytics. | **Based on internal company estimates. | 1. According to the Federal Aviation Administration. | 2. Elementary and Secondary School Emergency Relief. Retail Slightly Negative Lingering headwinds from online shopping balanced by population shifts to suburbs and multi-use in urban areas. Transportation Positive Funding infusion from Infrastructure Investment and Jobs Act totaling $15 billion1 for airports through 2026. Healthcare Slightly Positive Continued growth in hospitals and urgent care centers driven by demographic shifts Office Slightly Negative Vacancy rates in certain large metros and lingering economic uncertainty limiting discretionary spend; data center growth providing partial offset. Education Positive Healthy state government budgets, supported by recent ESSER2 funding, offset by demographic trends. R&D laboratory growth continues. % AWI Sales by Vertical** Outlook* Market Insights End Market Vertical Outlook*

Unique company in an attractive industry Complementary, high performing segments Strong financial returns Consistent & focused growth strategy Value Creation for Shareholders Why Invest in AWI?

Complementary Segments With Strong Profitability *Non-GAAP Measure. Reconciliations provided in the appendix of this presentation. | 1. CAGR represents 2018 to 2023 results. | 2. Based on internal company estimates. Mineral Fiber (MF) Segment Consistent AUV growth supported by innovation Targeted manufacturing productivity of ~3% annually Diverse verticals and project types lessens cyclicality Equity earnings contribution from WAVE Key Attributes Leveraged to major renovation and new construction  High design, custom projects for statement spaces  Lower capital requirements Strong growth and margin expansion opportunities Key Attributes $932M  2023 Net Sales 39% 2023 Adj. EBITDA Margin* 3%  5-Year Net Sales CAGR1 Architectural Specialties (AS) Segment Net Sales by Project Type2 35% Major Reno 35% Repair and Remodel 30% New 50% Major Reno 50% New Net Sales by Project Type2 $363M  2023 Net Sales 18% 2023 Adj. EBITDA Margin* 16%  5-Year Net Sales CAGR1

WAVE leverages the strengths and expertise of both parent companies Successful Joint Venture Creates Important Competitive Advantage Go to market expertise Steel procurement and supply chain management expertise Established in 1992 — 50/50 joint venture North American market leader in ceiling suspension system (grid) and integrated solutions Innovation mindset $450 million in sales in 2023 Over $700 million of cash dividends to AWI since 2017 7 U.S. plants ~450 employees

Recent 3form Acquisition Expands AS Product Portfolio1 1. Armstrong completed the acquisition of 3form, LLC in April 2024. At-a-Glance A design-driven category leader in translucent finishings ~390 employees 3 production facilities ~$96M sales in 2023

Together Our Segments Enable the AWI Total Customer Experience AWI is uniquely positioned to efficiently deliver a broad range of innovative, highly-specified solutions to our customers Mineral Fiber Architectural Specialties Specification Leadership Broadest Portfolio of Products Brand Strength Operational Excellence Best-in-Class Distribution Total Customer Experience

AWI is the Supplier of Choice for Large, Complex Projects Adobe North Tower, San Jose, CA Products Specified 2023 CISCA Award Winner Check out the full project here! AS: MetalWorks™ Custom Blades AS: Arktura® Vapor® Cluster AS: Turf® Custom Grid AS: Arktura® Vapor® Frequency AS: Tectum® AS: WoodWorks® MF: DesignFlex® WAVE: Axiom® MF: AirAssure®

Unique company in an attractive industry Complementary, high performing segments Strong financial returns Consistent & focused growth strategy Value Creation for Shareholders Why Invest in AWI?

Consistent and Focused Strategy That Drives Value for Stakeholders Market-driven product innovation Acquisitions to build greater market opportunity Enhances our competitive advantage Expands volume and AUV growth potential Creates shareholder value GROWTH STRATEGY EXPECTED OUTCOMES Customer-centric growth initiatives Strengthens our financial returns

New Products and Features Consistently Rewarded by the Market 1. Product Vitality Index represents the percent of total sales from products introduced in the last 5 years. Pre-Spin and Post-Spin refers to the separation from Armstrong Flooring, Inc., completed on April 1, 2016. 2. US and Canada Mineral Fiber Commercial only. Innovation focused on emerging market needs through collaboration and efficient processes Demonstrated Innovation Focus Proven Ability to Consistently Deliver AUV Growth Product Vitality Index1 Mineral Fiber AUV (Average Unit Value)2 Key Innovation Attributes Pre-Spin Post-Spin Aesthetics Acoustics Fire Safety Labor Efficiency Sustainable Materials 5% CAGR 36% 16%

Next Innovation Focus: Reducing Energy Use and Carbon in the Built Environment 1. Cooling energy savings according to research estimates measured in lab tests. Results may vary. | 2. Reduction in cradle-to-gate stages (A1-A3) impacts compared to standard Ultima® Panels. Carbon Impact Case Studies University of Maryland Medical Center New Hampshire High School Recent Product Launches Ultima® Low Embodied Carbon (LEC) Ceiling Panels Offers 43% reduction2 in embodied carbon using sustainably sourced, wood-generated biochar that sequesters carbon resulting in a lower global warming potential. Ultima® Templok® Ceiling Panels Improves thermal comfort, reduces heating and cooling needs, and contributes to a more efficient HVAC operation, resulting in a more sustainable, resilient space. Solutions Aligned With Market Needs Deliver Energy Savings Reduce building HVAC costs and energy consumption by as much as 15%1 Achieve Sustainability Goals Reduce embodied and operational carbon emissions for building owners and operators Enable LEED® Credits Contributes to decarbonization- focused credits in multiple areas

Healthy, Sustainable Spaces Description Digital platform to deliver end-to-end ceiling solutions, accessing untouched demand Automated design service to deepen customer relationships, strengthen specifications & lower construction costs Focused on sustainable solutions for better indoor environmental quality (“IEQ”), energy and construction efficiencies… a secular tailwind for renovation Key stakeholders Facility managers, small business owners, DIY Designers, architects, contractors, owners Building owners and occupants, designers, architects, energy service companies GROWTH IMPACT Volume Repair and Remodel New and Major Reno New, Major Reno, Repair and Remodel AUV Medium High High Strategic Initiatives Support Volume and AUV Growth *Based on internal company estimates. Large Installed Base Provides Sizable Opportunity to Influence Demand Annual Market New Construction* Annual Market Major Reno and Repair and Remodel Volume* STRATEGIC GROWTH INITIATIVES ~39 Billion* ft2 of installed base

Driving Profitable AS Topline Growth Through both Acquisitions and Market Penetration 23 Acquisitions AWI’s scale and focus drive synergies to enhance profitability and create value EBITDA multiples: ~9x pre-synergy ~7x  post-synergy2 AS Segment Net Sales 20% CAGR Reflects AS segment Net Sales midpoint as shown in the additional assumptions in the appendix of this presentation. As issued on July 30, 2024. 2022 to 2024 acquisition post-synergies are based on future expected results. 1

Unique company in an attractive industry Complementary, high performing segments Strong financial returns Consistent & focused growth strategy Value Creation for Shareholders Why Invest in AWI?

^ Resilient Business Model Creates Value for Shareholders *Non-GAAP measure. See appendix for reconciliation to the nearest GAAP measure. Delivering exceptional results despite a tough macro environment Net Sales ($M) Adjusted EBITDA* ($M) Adj Free Cash Flow* ($M) Adjusted Diluted EPS* 9% 3 Year CAGR 12% 3 Year CAGR 7% 3 Year CAGR 11% 3 Year CAGR

Strong Cash Flow Profile Supports All Capital Allocation Priorities Adj. Free Cash Flow* Adj. Free Cash Flow Conversion*1 ~$900M of Adj. Free Cash Flow* generated since 2020 Balanced Approach To Capital Allocation Capital Allocation Priorities Share Repurchases Acquisitions2 CapEx Cash Dividends $304 $202 $287 $279 Reinvesting into the business 1 Strategic acquisitions & partnerships 2 Returning cash to shareholders 3 ($M) *Non-GAAP measure. See appendix for reconciliation to the nearest GAAP measure. | 1. Adj. Free Cash Flow Conversion represents Adjusted Free Cash Flow as a percentage of Adjusted EBITDA. 2. Reflects cash paid for acquisitions, net of cash acquired, recorded as a component of cash (used for) provided by investing activities. 2023 excludes the acquisition of software-related intellectual property.

Creating Value for Shareholders 1. The performance shown in the chart assumes $100 invested on December 31, 2022 through July 31, 2024, with dividends reinvested, and it should not be considered indicative of future performance. Unique company in an attractive industry Complementary, high performing segments Consistent & focused growth strategy Strong financial returns AWI Investor Value Proposition AWI vs S&P 500 and Russell 2000 AWI Russell 2000 S&P 500

Solid execution driving growth and margin expansion Raising Full Year 2024 Guidance1 *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure 1. As issued on July 30, 2024. | 2. Additional assumptions available in the appendix of this presentation. Commentary2 Macro uncertainty continues Better-than-expected market conditions in 2H Expect full year MF volume down ~1% Expect full year MF AUV above historic average Expect accelerating AS organic sales and recent acquisitions to drive robust full year segment growth Recent acquisition of 3form performing as expected Net Sales Growth Adj. EBITDA* Adj. Diluted EPS* Adj. Free Cash Flow* $1,415M to $1,440M 9% to 11% YoY $1,395M to $1,435M 8% to 11% YoY $474M to $486M 10% to 13% YoY $465M to $485M 8% to 13% YoY $6.00 to $6.15 13% to 16% YoY $5.80 to $6.05 9% to 14% YoY $288M to $300M 10% to 14% YoY $285M to $300M 8% to 14% YoY Prior Updated

Appendix

Updating Full Year 2024 Assumptions1 Shipping Days vs Prior Year 2023 2024 2025 Q1 +1 - - Q2 - - - Q3 (1) +1 - Q4 - +1 - Full Year - +2 - 30 Segment2 Net Sales Adjusted EBITDA Margin Mineral Fiber +4% to +6% growth (prior: +2% to +5%) ~41% (prior: >40%) Architectural Specialties +22% to +24% growth (prior +21% to +24%) ~18% (unchanged) Consolidated Metrics Full Year 2024 Capital expenditures $80M to $90M Depreciation and amortization $100M to $106M (prior: $96M to $104M) Interest expense $40M to $42M Book / cash tax rate ~25% / ~26% (prior: ~25% / 25% to 26%) Shares outstanding ~44 million Cash return of investment from joint venture $94M to $104M 1. As issued on July 30, 2024. | 2. Architectural Specialties includes the April 2024 acquisition of 3form but does not reflect any other future acquisitions.

2020 – 2023 Adjusted EBITDA Reconciliation Year Ended December 31, For the Twelve Months Ended December 31, 2020 2021 2022 2023 Net Sales $937 $1,107 $1,233 $1,295 Net earnings (loss) ($99) $183 $203 $224 Less: Net (loss) earnings from discontinued operations (15) (2) 3 - Earnings (loss) from continuing operations ($84) $185 $200 $224 Add: Income tax expense (benefit), as reported (43) 57 58 75 Earnings (loss) from continuing operations before tax ($127) $243 $258 $298 Add: Interest/other income and expense, net 382 17 21 25 Operating income $255 $260 $279 $324 Add: RIP expense1 6 5 4 3 Add: Cost reduction initiatives and other - - - 3 (Less)/Add: Net environmental (recoveries) expenses (6) - - - Add: Charitable contribution – AWI Foundation2 10 - - - (Less): (Gain) on sale of idled China facility (21) - - - Add: Acquisition-related impacts3 3 10 19 11 Adjusted operating income $246 $275 $301 $340 Add: Depreciation and amortization 84 97 84 89 Adjusted EBITDA $330 $372 $385 $430 Operating income margin (Operating income % of net sales) 27.2% 23.5% 22.6% 25.0% Adjusted EBITDA margin (Adj. EBITDA % of net sales) 35.2% 33.6% 31.2% 33.2% 1. RIP expense represents only the plan service cost that is recorded within Operating income. For all periods presented, we were not required to and did not make cash contributions to our RIP. 2. Endowment level donation to the AWI Foundation. 3. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation & restricted stock expenses.

2020 – 2023 Adjusted Diluted Earnings per Share Reconciliation Year Ended December 31, For the Twelve Months Ended December 31, 2020 2021 2022 2023 Earnings (loss) from continuing operations ($84) $185 $200 $224 Add/(less): Income tax expense (benefit) (43) 57 58 75 Earnings (loss) from continuing operations before income taxes ($127) $243 $258 $298 (Less)/Add: RIP (credit) expense1 368 - (1) (1) (Less)/Add: environmental (recoveries) expenses (6) - - - Add: Cost reduction initiatives and other - - - 3 (Less): Gain on sale of China facility (21) - - - Add: Accelerated depreciation from St. Helen’s facility 3 - - - Add: Charitable contribution – AWI Foundation2 10 - - - Add: Acquisition-related impacts3 3 10 19 11 Add: Acquisition-related amortization4 7 21 8 6 Adjusted earnings from continuing operations before income taxes $236 $274 $283 $318 (Less): Adjusted income tax expense5 (56) (65) (63) (79) Adjusted earnings from continuing operations $180 $209 $220 $238 Diluted Shares Outstanding6 48.2 47.9 46.4 44.8 Tax Rate7 24% 24% 22% 25% Diluted earnings (loss) per share from continuing operations ($1.76) $3.86 $4.30 $4.99 Adjusted Diluted Earnings per share from continuing operations $3.74 $4.36 $4.74 $5.32 1. RIP (credit) expense represents the entire actuarial net periodic pension (credit) recorded as a component of earnings from continuing operations. For all periods presented, we were not required to and did not make cash contributions to our RIP. 2. Endowment level donation to the AWI Foundation. 3. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation & restricted stock expenses. 4. Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. 5. Adjusted income tax expense is calculated using the tax rate multiplied by the adjusted earnings from continuing operations before income taxes. 6. 2020 Dilutive shares outstanding include anti-dilutive common stock equivalents which are excluded from U.S. GAAP Accounting. 7. All years presented reflect the effective tax rate as reported.

2020 – 2023 Adjusted Free Cash Flow Reconciliation . Year Ended December 31, For the Three Months Ended March 31: 2020 2021 2022 2023 Net cash provided by operating activities $219 $187 $182 $234 Net cash (used for) provided by investing activities ($141) ($14) $28 ($10) Net cash provided by operating and investing activities $78 $173 $211 $223 Add: Acquisitions, net 165 1 3 27 (Less)/Add: (Proceeds) Payments related to the sale of international, net1 (20) 12 - - (Less)/Add: Net environmental (recoveries) expenses (12) (1) 1 1 Add: Net payments to WAVE for portion of proceeds from sale of international business 13 - - - (Less): Proceeds from sale of idled China plant facility (22) - - - Add: Charitable contribution – AWI Foundation2 10 - - - Add: Arktura deferred compensation3 - 5 5 8 Add: Contingent consideration in excess of acquisition-date fair value4 - - 2 5 Adjusted Free Cash Flow $212 $190 $221 $263 Net cash provided by operating & investing activities % of net sales 8.3% 15.7% 17.1% 17.2% Adjusted Free Cash Flow as a % of net sales 22.7% 17.2% 17.9% 20.3% Adjusted Free Cash Flow as a % of Adjusted EBITDA 64% 51% 57% 61% 1. Includes related income tax payments. 2. Endowment level donation to the AWI Foundation. 3. Contingent compensation payments related to the acquisition. 4. Contingent compensation payments related to 2020 acquisitions recorded as a component of net cash provided by operating activities.

2023 Segment Adjusted EBITDA Reconciliation 1. RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. 2. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and changes in fair value of contingent consideration. Year Ended December 31, MF AS UC 2023 2023 2023 Net sales $932 $363 - Operating income (loss) $286 $41 ($3) Add: RIP expense1 - - 3 Add: Acquisition-related impacts2 - 11 - Add: Cost reduction initiatives and other 3 - - Adjusted operating income (loss) $289 $52 - Add: Depreciation and amortization 75 14 - Adjusted EBITDA $364 $66 - Operating income margin (Operating income % of net sales) 30.6% 11.3% NM Adjusted EBITDA margin (Adj. EBITDA % of net sales) 39.1% 18.1% NM

Full Year 2024 Low High Net earnings $254 $257 Add: Income tax expense 85 87 Earnings before income taxes $339 $344 Add: RIP (credit)4 (2) (1) Add: Acquisition-related amortization5 11 12 Add: Acquisition-related impacts2 2 2 Add: Environmental expense 1 1 Add: WAVE pension settlement3 1 1 Adjusted earnings before income taxes $352 $358 (Less): Adjusted income tax expense6 (88) (89) Adjusted net earnings $264 $269 Diluted net earnings per share7 $5.76 $5.87 Adjusted diluted net earnings per share7 $6.00 $6.15 Full Year 2024 Low High Net cash provided by operating activities $171 $183 Add: Return of investment from joint venture 94 104 Add: Cash paid for acquisitions, net of cash acquired and investment in unconsolidated affiliate 99 99 Add: Arktura deferred compensation8 6 6 (Less): Proceeds from sale of facility9 (2) (2) Adjusted net cash provided by operating activities $368 $390 (Less): Capital expenditures (80) (90) Adjusted Free Cash Flow $288 $300 Full Year 2024 Low High Net earnings $254 $257 Add: Income tax expense 85 87 Earnings before income taxes $339 $344 Add: Interest expense 40 42 Add: Other non-operating (income), net (12) (11) Operating income $367 $375 Add: RIP expense1 2 2 Add: Acquisition-related impacts2 2 2 Add: Environmental expense 1 1 Add: WAVE pension settlement3 1 1 Adjusted operating income $374 $380 Add: Depreciation and amortization 100 106 Adjusted EBITDA $474 $486 2024 Adj. EBITDA Guidance Reconciliation 2024 Adj. Free Cash Flow Guidance Reconciliation 2024 Adj. Diluted EPS Guidance Reconciliation RIP expense represents only the plan service cost that is recorded within Operating income. For all periods presented, we do not expect to make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of inventory, contingent third-party professional fees and changes in fair value of contingent consideration. Represents the Company's 50% share of WAVE's non-cash accounting loss upon settlement of their defined benefit pension plan. RIP (credit) represents the entire actuarial net periodic pension (credit) recorded as a component of net earnings. We do not expect to make any cash contributions to our RIP. Represents acquisition-related intangible amortization, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Income tax expense is based on an adjusted effective tax rate of approximately 25%, multiplied by adjusted earnings before income taxes. Adjusted diluted EPS guidance for 2024 is calculated based on approximately 44 million of diluted shares outstanding. Deferred compensation payments related to 2020 acquisition recorded as a component of net cash provided by operating activities. Proceeds related to the sale of Architectural Specialties design center.